SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): May 8, 2002


                          ANTHRACITE CAPITAL, INC.
             (Exact name of Registrant as Specified in Charter)




       Maryland                         001-13937               13-397-8906
----------------------------    ------------------------   ---------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
of Incorporation)                     File Number)           Identification No.)
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   40 East 52nd Street, New York, NY                          10022
----------------------------------------           ----------------------------
(Address of Principal Executive Offices)                    (Zip Code)




     Registrant's telephone number, including area code: (212) 409-3333


                                    N/A
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       (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS

         On May 8, 2002, Anthracite Capital, Inc. (the "Company") issued a press release reporting, among other things, net income for the quarter ended March 31, 2002. A copy of the press release is filed as an exhibit hereto and incorporated as a reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

        99.1       Press Release issued by the Company, dated May 8, 2002.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ANTHRACITE CAPITAL, INC.

                                               By: /s/ Robert L. Friedberg
                                                   ----------------------------
                                                   Name:   Robert L. Friedberg
                                                   Title:  Secretary

Dated:  May 10, 2002


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                               EXHIBIT INDEX


  Designation                           Description
  -----------                           -----------

      99.1             Press Release issued by the Company, dated May 8, 2002.